SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2007

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On May 24, 2007, the Board of Directors approved amendments to the Company’s Bylaws to:

•	Amend Article III, Section 1 to provide the Board with the discretion to extend a board member’s service beyond age 70;

•	Amend Article VII, Section 1 to clarify that the president does not need to be a board member; and

•	Amend Article VII, Section 5 to clarify that when the President and CEO roles are separate, the duties of the President described in the bylaws shall be performed by the CEO.

In order to provide the board with the flexibility to extend a board member’s service beyond age 70, the Company’s Corporate Governance Standards were also amended to include conforming changes. The amended Corporate Governance Standards are available on the Company’s website at www.nwnatural.com.

A copy of the Bylaws, as amended, are attached as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

3.1 Bylaws, as amended May 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: May 29, 2007	/s/ DAVID H. ANDERSON
David H. Anderson
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibits	Description
3.1	Bylaws, as amended May 24, 2007.

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